SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Exact name of Registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-27570	56-1640186
(Commission file Number)	(IRS Employer ID Number)

3151 South 17th Street, Wilmington, North Carolina 28412

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 919-251-0081

NA

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated October 15, 2003 of Pharmaceutical Product Development, Inc. (the “Company”), announcing its operating and financial results for the quarter ended September 30, 2003. (Furnished pursuant to Item 12, not filed; see Item 12 below.)

Item 12.	Results of Operations and Financial Condition.

On October 15, 2003, the Company issued a press release announcing its operating and financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished in this Item 12, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmaceutical Product Development, Inc.

Date:	October 15, 2003	By:	/s/ Fredric N. Eshelman
		Name:	Fredric N. Eshelman
		Title:	Chief Executive Officer